UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 29, 2010

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635 (Commission File Number)	No. 13-3925979 (IRS Employer Identification No.)
(State or Other Jurisdiction of Incorporation)
888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets.

            On July 29, 2010, we announced that, as part of LNR Property Corporation’s (“LNR”) recapitalization, we acquired a 26.2% equity interest in LNR for a new investment of $116 million in cash and conversion into equity of our $15 million mezzanine loan (current carrying amount) made to LNR’s parent. The recapitalization involved an infusion of a total of $417 million in new cash equity and the reduction of LNR’s total debt to $425 million from $1.3 billion.

            We will account for our equity interest in LNR under the equity method of accounting from the date of acquisition.  During the years ended December 31, 2009, and 2008, LNR reported net losses of $717.5 million and $415 million, respectively.  These net losses included impairment and other losses aggregating $726.4 million and $391.6 million, respectively.

            On July 30, 2010, we issued a press release announcing our equity investment in LNR.  A copy of that press release is furnished as Exhibit 99.1 hereto. The information in Exhibit 99.1 hereto is furnished with this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01        Financial Statements and Exhibits.

         (a)        Financial Statements of Businesses Acquired

         The financial statements required by Item 9(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days after the date this report on Form 8-K is required to be filed.

(b)           Pro Forma Financial Information

The pro forma financial information required by Item 9(b) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days after the date this report on Form 8-K is required to be filed.

(c)           Not applicable

(d)          Exhibits

99.1        Press release, dated July 30, 2010 (furnished and not filed).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: August 4, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (Registrant)
By: VORNADO REALTY TRUST,
Sole General Partner
By:	/s/ Joseph Macnow
	Name: Title:	Joseph Macnow Executive Vice President - Finance and Administration and Chief Financial Officer

Date: August 4, 2010

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Exhibit Index

99.1     Press release dated July 30, 2010.